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             ASSIGNMENT FOR BENEFIT OF CREDITORS


      THIS ASSIGNMENT is made and entered into on June 12, 1996, by and between LEGGOONS, INC., a corporation organized and existing under the laws of Missouri, with its principal place of business at 400 South Lindell Street, Vandalia, Audrain County, Missouri, 63382, herein after referred to as "Debtor," and LEGGOONS, INC., a corporation organized and existing under the laws of Nebraska, with its principal office located at 40 Ginger Cove Road, Valley, Douglas County, Nebraska, 68064, herein after referred to as "Assignee."

                          RECITALS
      A. Debtor is in such financial condition that it is unable at the present time to pay the claims and demands of its secured and unsecured creditors.
      B. It is desirable and necessary that an arrangement be made, without the intervention of legal proceedings, namely Bankruptcy, for the liquidation of Debtor's assets, whereby all its creditors shall share and share alike without any preference or priority, other than that provided by perfected security interests, provided by law, and by the terms and provisions of this Agreement.
     In consideration of the matters described above, and of the mutual benefits and obligations set forth in this Agreement, the parties hereto agree as follows:

                         SECTION ONE
                         ASSIGNMENT
       Debtor sells, assigns, transfers, sets-over and delivers to Assignee all of Debtor's property of every kind and nature whatsoever and where so ever located, including, but not by way of limitation, the following:
      A. All of Debtor's equipment, fixtures and trade fixtures, furniture, furnishings, tools and appliances, together with all affixed accessions and parts.


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     B.   All goods, wares, merchandise and all inventory of
whatsoever kind, type or nature, including, but not limited to, goods and property that (1) are held by Debtor for sale or lease or (2) are furnished or are to be furnished by Debtor under any contract of service or (3) are held by Debtor as work in process or materials used or consumed in its business, and all proceeds of the sale or other disposition of the sale.
      C. All Debtor's books of account and accounting records of every kind and nature, without limitation.
      D. All Debtor's relevant corporate records and/or other documents.
      E. All rights of every kind to payment of money owed to Debtor, whether due or to become due herein after.
     F.   All accounts and all proceeds of accounts.
     G. All chattel paper, instruments, documents, general intangibles and their proceeds; all money, including cash on deposit and cash on hand; all bank accounts and all deposits maintained with any person, including, but not limited to, funds on deposit with financial institutions and utility companies.
      H. Real property located in Missouri, which real property Debtor agrees to convey forthwith to Assignee by good and sufficient quitclaim deeds. (See also Exhibit A, attached hereto and made a part hereof by this reference.)

                         SECTION TWO
                         CONDITIONS
      A. Under Exhibit B, attached hereto and made a part hereof by this reference, Debtor has provided Assignee a written schedule listing the name and address of each and every known creditor, together with the amount of each creditor's claim.
      B. Nothing in this assignment is intended to change or modify any legal rights, liens or security interests that Debtor's creditors may have. Assignee accepts this assignment and takes Debtor's property subject to all valid, enforceable and perfected security interests or other liens.
      C. Subject to the related contract rights of any secured creditors, Assignee shall convert Debtor's property into cash for the benefit of the creditors of Debtor.

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Except  as provided by the laws of the United States  and/or
Missouri,   that   are  applicable  to  the  administration,
liquidation and distribution of insolvent estates that are not in proceedings initiated in the United States Bankruptcy Courts, the proceeds of the subject property are to be distributed in accordance with the applicable provisions of, in the amounts limited by, and in the order of priority established by, the Act of Congress known as Bankruptcy Reform Act of 1978, as amended by the Bankruptcy Act
Amendments,   and   more   particularly   those    statutory
provisions, to the extent applicable, contained in Title 11 of the United States Code, 502, 503, 507 and 726, which are incorporated herein by reference.
      D. No claims shall be allowed and paid unless filed in writing with Assignee within the time fixed by Assignee, WHICH SHALL NOT BE LATER THAN JULY 12, 1996. Tardily filed claims shall be allowed to participate in and to receive a distribution in accordance with the provisions relating to tardily filed claims under Title 11 of the United States
Code,   726.  A copy of the "CLAIM FORM" is attached  hereto
as Exhibit C, and made a part hereof by this reference.
      E. To the extent any property held subject to a security interest or lien is sold by Assignee, the proceeds of the sale, after deducting expenses of the sale, shall be paid by Assignee to the secured party in accordance with the
terms  and  provisions  of  such  security  agreements   for
application on the secured party's indebtedness.
      F. Notwithstanding any provision contained in this Agreement to the contrary, the claim of Assignee for its services rendered in connection with this Agreement, to the extent it shall not otherwise be compensated for its services from its fees and commissions as provided below, together with all costs and expenses incurred by it in connection with such services, including fees of accountants and attorneys who shall render professional services to Assignee and Debtor in connection with this assignment, shall be paid in full before any distribution is made to Debtor's unsecured creditors.
      G. Debtor represents that the schedule of creditors (Exhibit B) furnished to Assignee by Debtor lists all the claims known to be owing by Debtor that are to participate in the distribution provided for under this Agreement under
the  laws  of  Missouri and the Bankruptcy  Code.   Assignee
agrees to allow any other bona fide creditor of Debtor not listed in the schedule to participate under this assignment in accordance with the provisions of Paragraph D of this Section Two. Assignee shall not be liable for all or any part of the claim of any creditor who has failed to file a claim with Assignee in accordance with the provisions of
Paragraph  D.   If any dividends to creditors  shall  remain
unclaimed for a period of one year after issuance by Assignee of the final dividend checks, a reasonable amount of the dividends shall become the property of Assignee and used to supplement its fees for services rendered in administering this agreement, and the balance shall be distributed to those creditors whose claims shall remain unpaid.
      H. After all costs and expenses, including attorney fees and accountants' fees and those claims of other persons rendering professional services in connection with the administration of this Agreement, have been paid in full,
and   after  all  claims  for  services  rendered  and   all
commissions and fees of Assignee have been paid in full, and after all claims of creditors have been paid in full, the balance of the proceeds of the liquidation of the assets of Debtor, if any, shall be paid by Assignee to Debtor.
      I. It is expressly covenanted and agreed that Assignee shall operate Debtor's business, if at all, only for such period of time and in such manner as Assignee, in its  sole and absolute discretion, shall determine to be  in
the   best  interests  of  Debtor  and  its  creditors   and
consistent with the orderly liquidation of Debtor's assets.
       J. Debtor irrevocably appoints and constitutes Assignee as its attorney-in-fact, authorizing it in the name of Debtor or in its own name, or otherwise, as the case may require, to do any and all acts, matters and things to carry
into   effect  the  intent,  meaning  and  spirit  of   this
assignment.  Without limiting the foregoing, and subject  to
prior   rights   of  secured  creditors,  Debtor   expressly
authorizes Assignee to sign the name of Debtor to any check, draft, promissory note or other instrument or commercial paper, which is payable to the order of debtor or to which debtor is a party, and in debtor's name, and to apply for any refunds or deposits, or enforce any claims whenever in the  sole  and absolute discretion of Assignee it  shall  be
necessary  to  carry  into  effect  the  purposes  of   this
assignment.
      K. Debtor will, from time to time, make, execute and deliver to Assignee, such conveyances, assignments and other instruments in writing as Assignee may request, and Debtor will take all steps and do all things requested by Assignee to put Assignee in full ownership, possession, and control of all of Debtor's assets, subject to the rights of secured creditors as set forth in Paragraph B of this Section Two, and will assist and cooperate with Assignee in every way requested by it in carrying out the intent and purpose of this Agreement.
      L. Assignee accepts the trust created pursuant to this Agreement, and agrees that it will faithfully and without delay execute the trust according to the best of its skill, knowledge, and ability.
      M. Assignee shall be compensated for its assumption of the trust created by this Agreement and shall receive reasonable compensation for its services.
      IN WITNESS WHEREOF, each party to this Agreement has caused it to be executed as indicated below.

(Date)          EXECUTED THIS   12th  day of June, 1996.

(Registrant)    LEGGOONS, INC.

BY (Signature)  /s/ James S. Clinton

(Date)          EXECUTED THIS   12th  day of June, 1996.

(Registant)     LEGGOONS, INC.

BY (Signature)  /s/ James S. Clinton



STATE OF NEBRASKA   ]
                    ]        ss
COUNTY OF DOUGLAS   ]

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

This  foregoing  instrument was  acknowledged  before  me  a

Notary Public this 12th day of June, 1996,

by JAMES S. CLINTON, President of Leggoons, Inc.,

a  Missouri corporation, and admitted to me to be  his  free and voluntary act.




BY (Signature)                   /s/ Karen M. Pohl
(Title)                          Notary Public


STATE OF NEBRASKA     ]
                      ]  ss
COUNTY OF DOUGLAS     ]

This  foregoing  instrument was  acknowledged  before  me  a

Notary Public this 12th day of June, 1996,

by JAMES S. CLINTON, President of Leggoons, Inc., a Nebraska

corporation,  and  admitted  to  me  to  be   his  free  and

voluntary act.




BY (Signature)                     /s/ Karen M. Pohl
(Title)                            Notary Public














LD34B.77


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